FIRST AMENDMENT TO CREDIT AGREEMENT
This first amendment to credit agreement (this “Amendment”) is made and entered into as of July _20, 2004, by and among U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), and EMERITUS CORPORATION, a Washington corporation (“Borrower”).
RECITALS
A.   On or about March 16, 2004, U.S. Bank and Borrower entered into that certain credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the “Credit Agreement”) whereby U.S. Bank agreed to extend certain credit facilities to Borrower.
B.   Borrower has requested U.S. Bank to extend the expiry and maturity date of the Loan. The purpose of this Amendment is to set forth the terms and conditions upon which U.S. Bank will grant Borrower’s requests.
NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:
ARTICLE I.   AMENDMENT
The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loan, as well as any extensions or renewals thereof.
ARTICLE II.   DEFINITIONS
As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.
ARTICLE III.   MODIFICATIONS
3.1Loan Commitment
Section 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
2.1Loan Commitment
Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U.S. Bank will make Fundings to Borrower from time to time during the period ending on September 30, 2004, but such Fundings shall not exceed, in the
FIRST AMENDMENT TO CREDIT AGREEMENT PAGE 3 [ 12187-2203 / SB041880.026 ] 07/06/04
1

aggregate principal amount at any one time outstanding, the Commitment Amount (the “Loan”). Borrower may borrow, repay and reborrow hereunder either the full amount of the Loan or any lesser sum.
3.2Maturity Date
Section 2.5(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(b)   Principal is payable on September 30, 2004 (the “Maturity Date”).
ARTICLE IV.   CONDITIONS PRECEDENT
The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U.S. Bank’s satisfaction:
(a)   U.S. Bank shall have received this Amendment, duly executed and delivered by the parties hereto.
(b)   U.S. Bank shall have received a certified resolution of the directors of Borrower and incumbency certificate, in form and substance acceptable to U.S. Bank.
(c)   There shall not exist any Default or Event of Default under the Credit Agreement or any other Loan Document.
(d)   All representations and warranties of Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment.
ARTICLE V.   GENERAL PROVISIONS
5.1   Representations and Warranties
Borrower hereby represents and warrants to U.S. Bank that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower’s Indebtedness to U.S. Bank is payable without offset, defense, or counterclaim.
5.2   Security
All Loan Documents evidencing U.S. Bank’s security interest in the Collateral shall remain in full force and effect without change in priority, and shall secure the payment and performance of the Loan, as amended herein, and any other Indebtedness owing from Borrower to U.S. Bank.
FIRST AMENDMENT TO CREDIT AGREEMENT PAGE 3 [ 12187-2203 / SB041880.026 ] 07/06/04
2

5.3   Payment of Expenses
Borrower shall pay on demand all costs and expenses of U.S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment, including, without limitation, reasonable attorneys’ fees incurred by U.S. Bank.
5.4   Survival of Credit Agreement
The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower’s obligations under the Credit Agreement are satisfied in full.
5.5   Counterparts
This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.
5.6   Statutory Notice
ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
IN WITNESS WHEREOF, U.S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.
EMERITUS CORPORATION
By
/s/William M. Shorten
 Name:  William M. Shorten
 Title: Director of Real Estate Finance

U.S. BANK NATIONAL ASSOCIATION
By /s/ Ken Refvem
Name:  Ken Refvem
Title:    Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT PAGE 3 [ 12187-2203 / SB041880.026 ] 07/06/04
3